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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into GREKA Energy Corporation's previously filed registration statements (File Nos. 333-60621, 333-78673, 333-30402, 333-49098 and 333-49134).


ARTHUR ANDERSEN LLP


New York, New York
April 13, 2001